UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 24, 2008

ENERGY KING, INC.
(Exact Name of Issuer as Specified in its Charter)

Nevada	0-27454	20-3161375
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1929 Main Street, Suite 106, Irvine, CA 92614
(Address of principal executive offices)

(949) 468-4444
(Issuer’s telephone number, including area code)

  BUCKEYE VENTURES, INC.
4455 Lamont Street, San Diego, CA 92109
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 1, 2008, Energy King, Inc., a Nevada Corporation (“Energy King”), parent and majority stockholder of World Wide Motion Pictures Corporation, a Michigan corporation (“WWMPC”), and Christopher Corporation, a Michigan Corporation (the “Purchaser”) entered into a Stock Purchase Agreement (the “Agreement”). Pursuant to the Agreement, the Purchaser will purchase all of the issued and outstanding shares of capital stock of WWMPC currently held by Energy King (the “Transaction”) to effect a separation of WWMPC from Energy King. Prior to the Transaction WWMPC was a majority owned subsidiary of Energy King The parties have made customary representations, warranties and covenants in the Agreement. A copy of the agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 8.01. Other Events.

On July 24, 2008, Energy King issued a press release relating to the execution of the Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Forward-Looking Statements

Energy King may make statements herein that are “forward-looking statements” as defined by the Securities and Exchange Commission (the “SEC”). All statements, other than statements of historical fact, included herein that address activities, events or developments that Energy King expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are not guarantees of future events or Energy King’s future performance and are subject to unknown risks, uncertainties and other factors not under Energy King’s control which may cause the actual results, performance or achievement of Energy King to be materially different from the results, performance or other expectations implied by these forward-looking statements, including without limitation the failure of the Transaction to be consummated. For a further discussion of such risks, uncertainties and factors, Energy King encourages you to read its documents on file with the SEC. Except as required by law, Energy King does not intend to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 502.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction, Alan J. Mintz, 58, has resigned as a director of WWMPC effective as of the closing of the Transaction. Mr. Mintz served as a director of WWMPC from March 1, 2006 until the closing of the Transaction.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit #	Description
2.1	Stock Purchase Agreement, dated as of July 1, 2008, by and among Energy King, Inc., World Wide Motion Pictures Corporation, Christopher Corporation, and the stockholders named therein.

99.1	Copy of Energy King, Inc.’s press release, issued July 24, 2008

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENERGY KING, INC.

July 24, 2008	By:	/s/ Larry Weinstein
Larry Weinstein
Corporate Secretary